As filed with the Securities and Exchange Commission on July 8, 2013.

Registration No. 333-189447

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SEITEL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1382	76-0025431
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10811 S. Westview Circle Drive

Building C, Suite 100

Houston, TX 77043

(713) 881-8900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

See Table of Additional Registrants Below

Marcia H. Kendrick

Chief Financial Officer, Executive

Vice President, Assistant Secretary and Treasurer

Seitel, Inc.

10811 S. Westview Circle Drive

Building C, Suite 100

Houston, TX 77043

(713) 881-8900

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a copy to:

Joshua A. Tinkelman, Esq.

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

(212) 906-1200

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The Registrants are filing this Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-4 (Registration No. 333-189447) (the “Registration Statement”) as an exhibit-only filing to file Exhibits 5.1, 23.1 and 23.2 and to amend and restate the list of exhibits set forth in Item 21 of Part II of the Registration Statement. No changes have been made to Part I or Part II of the Registration Statement other than this explanatory note as well as revised versions of the cover page and Item 21 of Part II of the Registration Statement. This Amendment does not contain a copy of the preliminary prospectus included in the Registration Statement, nor is it intended to amend or delete any part of the preliminary prospectus.

SEITEL, INC.

Table of Additional Registrants(1)

Name	Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	IRS Employer Identification Number
Datatel, Inc.	Delaware	1382	76-0378479
DDD Energy, Inc.	Delaware	1382	76-0397770
N360X, L.L.C.	Texas	1382	76-0681063
Seitel Canada Holdings, Inc.	Delaware	1382	76-0564332
Seitel Data Corp.	Delaware	1382	76-0390382
Seitel Data, Ltd.	Texas	1382	76-0488359
Seitel Data Processing, Inc.	Delaware	1382	76-0460633
Seitel Delaware, Inc.	Delaware	1382	76-0488429
Seitel IP Holdings, LLC	Delaware	1382	76-0690011
Seitel Management, Inc.	Delaware	1382	76-0490279
Seitel Offshore Corp.	Delaware	1382	76-0309662
Seitel Solutions, Inc.	Delaware	1382	76-0672862
Seitel Solutions, LLC	Delaware	1382	74-2993547
Seitel Solutions Holdings, LLC	Delaware	1382	76-0690009
Seitel Solutions, Ltd.	Texas	1382	76-0655577
SI Holdings, G.P.	Delaware	1382	76-0690013

(1)	The address, including zip code, telephone number and area code, of the principal offices of each of the additional registrants listed above is: 10811 S. Westview Circle Drive, Building C, Suite 100, Houston, TX 77043. The telephone number at that address is (713) 881-8900.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law, Seitel may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Seitel) by reason of the fact that such person is or was a director, officer, employee, or agent of Seitel, or is or was serving at the request of Seitel as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of Seitel, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of an action or suit by or in the right of Seitel, no indemnification may be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to Seitel unless and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit was brought, shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper. Section 145 also provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or defense of any claim issue or matter therein, such person shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith. Furthermore, Section 145 provides that nothing in the above-described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Under Section 102(b)(7) of the Delaware General Corporation Law, Seitel may in its certificate of incorporation eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law (pertaining to certain prohibited acts including unlawful payment of dividends or unlawful purchase or redemption of the corporation’s capital stock); or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that our directors shall be entitled to the benefits of all limitations on the liability of directors generally permissible under Delaware law and that we shall indemnify all persons whom we are permitted to indemnify to the full extent permitted under Section 145 of the Delaware General Corporation Law.

In addition, our bylaws require us to indemnify any person who was or is party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that such person is or was a director or officer of Seitel or a constituent corporation absorbed in a consolidation or merger, or is or was serving at the request of Seitel or a constituent corporation absorbed in a consolidation or merger, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or is or was a director or officer of Seitel serving at its request as an administrator, trustee or other fiduciary of one or more of the employee benefit plans of Seitel or other enterprise, against expenses (including attorneys’ fees), liability and loss actually and reasonably incurred or suffered by such person in connection with such proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed proceeding by or in the right of Seitel, except to the extent that such indemnification is prohibited by applicable law. Seitel shall pay expenses incurred by its directors or officers in defending a proceeding in advance of the final disposition of such proceeding subject to the provisions of any applicable statute. A majority vote of a quorum of the board of directors, or independent counsel if a quorum is not obtainable, will determine whether any indemnification or advance of expenses is permissible. We have purchased and maintain a primary directors and officers liability insurance policy in connection with providing indemnity protection to those officers and directors entitled to indemnification against liabilities asserted against or incurred by them in their capacity or arising out of their status, in accordance with our bylaws.

Item 21.	Exhibits and Financial Statement Schedules

Exhibit Number	Document

3.1	Certificate of Incorporation of Seitel, Inc. (incorporated by reference from Exhibit 3.1 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

3.2	Bylaws of Seitel, Inc. (incorporated by reference from Exhibit 3.2 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

3.3#	Certificate of Incorporation of Datatel, Inc., as amended.

3.4#	Bylaws of Datatel, Inc., as amended.

3.5#	Certificate of Incorporation of DDD Energy, Inc., as amended.

3.6#	Bylaws of DDD Energy, Inc., as amended.

3.7#	Articles of Organization of N360X, L.L.C., as amended.

3.8#	Regulations of N360X, L.L.C., as amended.

3.9#	Certificate of Incorporation of Seitel Canada Holdings, Inc., as amended.

3.10#	Bylaws of Seitel Canada Holdings, Inc., as amended.

3.11#	Certificate of Incorporation of Seitel Data Corp., as amended.

3.12#	Bylaws of Seitel Data Corp., as amended.

3.13#	Certificate of Limited Partnership of Seitel Data, Ltd., as amended.

3.14#	Agreement of Limited Partnership of Seitel Data, Ltd., as amended.

3.15#	Certificate of Incorporation of Matrix Geophysical, Inc., as amended.

3.15(a)#	Certificate of Amendment of Certificate of Incorporation of Matrix Geophysical, Inc.

3.16#	Bylaws of Matrix Geophysical, Inc., as amended.

3.17#	Certificate of Incorporation of Seitel Delaware, Inc., as amended.

3.18#	Bylaws of Seitel Delaware, Inc., as amended.

3.19#	Certificate of Formation of Seitel IP Holdings, LLC, as amended.

3.20#	Limited Liability Company Agreement of Seitel IP Holdings, LLC, as amended.

3.21#	Certificate of Incorporation of Seitel Management, Inc., as amended.

3.22#	Bylaws of Seitel Management, Inc., as amended.

3.23#	Certificate of Incorporation of Seitel Offshore Corp., as amended.

3.24#	Bylaws of Seitel Offshore Corp., as amended.

3.25#	Certificate of Incorporation of Seitel Solutions, Inc., as amended.

3.26#	Bylaws of Seitel Solutions, Inc., as amended.

3.27#	Certificate of Formation of Seitel Solutions, LLC, as amended.

3.28#	Limited Liability Company Agreement of Seitel Solutions, LLC, as amended.

3.29#	Certificate of Formation of Seitel Solutions Holdings, LLC, as amended.

3.30#	Limited Liability Company Agreement of Seitel Solutions Holdings, LLC, as amended.

3.31#	Certificate of Limited Partnership of Seitel Solutions, Ltd., as amended.

Exhibit Number	Document

3.32#	Agreement of Limited Partnership of Seitel Solutions, Ltd., as amended.

3.33#	Statement of Partnership Existence of SI Holdings, G.P., as amended.

3.34#	General Partnership Agreement of SI Holdings, G.P., as amended.

4.1	Indenture dated as of March 20, 2013, by and among Seitel, Inc., the Guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference from Exhibit 4.1 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

4.2	Form of 9 1/2% Senior Note due 2019 (included in Exhibit 4.1) (incorporated by reference from Exhibit 4.2 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

4.3	Registration Rights Agreement, dated as of March 20, 2013, by and among Seitel, Inc., the Guarantors party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Initial Purchasers (incorporated by reference from Exhibit 4.3 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

5.1	Opinion of Latham & Watkins LLP as to the validity of the 9 1/2% Senior Notes due 2019.

10.1	Purchase Agreement, dated as of March 15, 2013, by and among Seitel, the Guarantors party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Initial Purchasers (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

10.2	Credit Agreement, dated May 25, 2011, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on June 1, 2011).

10.3	Amendment No. 1 to Credit Agreement, dated November 28, 2011, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders and agents (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on November 30, 2011).

10.4	Amendment No. 2 to Credit Agreement, dated March 1, 2013, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders and agents (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

10.5	Amended and Restated Advisory Agreement, dated May 23, 2011, by and among Seitel, Inc., Seitel Holdings, Inc., ValueAct Capital Management L.P., and Centerbridge Advisors II, L.L.C. (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

10.6	Amended and Restated Securities Holders Agreement, dated May 23, 2011, by and among Seitel Holdings, Inc., ValueAct Capital Master Fund, L.P., Centerbridge Capital Partners II, L.P., Centerbridge Capital Partners SBS Il, L.P. and each of the Management Investors named therein (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

10.7	Amended and Restated Registration Rights Agreement, dated May 23, 2011 by and among Seitel Holdings, Inc., ValueAct Capital Master Fund, L.P., Centerbridge Capital Partners II, L.P., Centerbridge Capital Partners SBS II, L.P. and each of the Management Investors named therein (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

Exhibit Number	Document

10.8	Joinder to Securities Holders Agreement and Registration Rights Agreement of Philip B. Livingston, dated February 16, 2007 (incorporated by reference from Exhibit 10.9 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.9	Joinder to Securities Holders Agreement and Registration Rights Agreement of Jay H. Golding, dated May 24, 2007 (incorporated by reference from Exhibit 10.10 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.10	Joinder to Securities Holders Agreement and Registration Rights Agreement of John E. Jackson, dated August 1, 2007 (incorporated by reference from Exhibit 10.12 to the annual report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 31, 2008).

10.11†	Seitel Holdings, Inc. 2007 Non-Qualified Stock Option Plan, effective February 14, 2007, as amended as of June 30, 2008 (incorporated by reference from Exhibit 10.3 to the quarterly report on Form 10-Q for the quarter ended June 30, 2008, as filed with the SEC on August 13, 2008).

10.12†	Amendment to the 2007 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., dated May 23, 2011 (incorporated by reference from Exhibit 10.7 to the quarterly report on Form 10-Q for the quarter ended June 30, 2011, as filed with the SEC on August 12, 2011).

10.13†	Form of Stock Option Agreement (incorporated by reference from Exhibit 10.12 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.14†	Form of Stock Option Agreement (incorporated by reference from Exhibit 10.1 to the quarterly report on Form 10-Q for the quarter ended June 30, 2010, as filed with the SEC on August 9, 2010).

10.15†	Seitel Holdings, Inc. Amended and Restated 2008 Restricted Stock and Restricted Stock Unit Plan, dated July 24, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on July 25, 2012).

10.16†	Form of Seitel Holdings, Inc. Restricted Stock Unit Award Agreement (incorporated by reference from Exhibit 10.2 to the quarterly report on Form 10-Q for the quarter ended June 30, 2008, as filed with the SEC on August 13, 2008).

10.17†	Seitel Holdings, Inc. 2012 Non-Qualified Stock Option Plan, dated May 1, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.18†	Amendment to the 2012 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., dated May 30, 2012 (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. quarterly report on Form 10-Q, for the quarter ended June 30, 2012, as filed with the SEC on August 13, 2012).

10.19†	Form of Seitel Holdings, Inc. Stock Option Agreement for the 2012 Plan for Management Employees (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.20†	Form of Seitel Holdings, Inc. Stock Option Agreement for the 2012 Plan for Employees (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.21†	Summary of 2011 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.19 to the annual report on Form 10-K for the year ended December 31, 2010, as filed with the SEC on March 16, 2011).

10.22†	Employment Agreement by and between Seitel, Inc. and Robert D. Monson, dated January 30, 2007 (incorporated by reference from Exhibit 10.13 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

Exhibit Number	Document

10.23†	Employment Agreement by and between Seitel, Inc. and Kevin P. Callaghan, dated January 30, 2007 (incorporated by reference from Exhibit 10.15 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.24†	Form of Amendment to Employment Agreement (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on June 8, 2009).

10.25†	Form of Second Amendment to Employment Agreement (incorporated by reference from Exhibit 10.1 to the current report on Form 8-K, as filed with the SEC on January 27, 2010).

10.26†	Third Amendment to Employment Agreement between Kevin P. Callaghan and Seitel, Inc., dated July 27, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current reports on Form 8-K/A, as filed with the SEC on August 6, 2012, and Form 8-K, as filed with the SEC on July 31, 2012).

10.27†	Employment Agreement by and between Seitel, Inc. and JoAnn Lippman, dated February 1, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 7, 2012).

10.28†	Employment Agreement by and between Seitel, Inc. and Marcia Kendrick, dated February 15, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.29†	Employment Agreement by and between Seitel, Inc. and Randall Sides, dated February 15, 2012 (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.30†	Employment Agreement by and between Seitel, Inc. and David Richard, dated February 15, 2012 (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.31†	Employment Agreement between Stephen Graham Hallows and Seitel, Inc. dated April 1, 2013 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on April 4, 2013).

12.1#	Statement of Earnings to Fixed Charges.

13.1	Seitel Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the SEC on May 10, 2013 (incorporated by reference).

21.1	Subsidiaries of Seitel, Inc. (incorporated by reference from Exhibit 21.1 to the Seitel Inc. Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 22, 2013).

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of BKD, LLP.

24.1#	Powers of Attorney (see signature pages to the initial filing of the Registration Statement, dated June 19, 2013).

25.1#	Statement on Form T-1 as to eligibility of Trustee.

99.1#	Form of Letter of Transmittal.

99.2#	Form of Notice of Guaranteed Delivery.

101.INS**	XBRL Instance Document.

101.SCH**	XBRL Taxonomy Extension Schema Document.

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document.

Exhibit Number	Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document.

†	Management contract, compensation plan or arrangement
**	Furnished, not filed
#	Previously filed

Item 22.	Undertakings

a. The undersigned registrants hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

b. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

c. The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

d. The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the corporation being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Amendment No. 1 to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas, on July 8, 2013.

SEITEL, INC.

By:	/s/ ROBERT D. MONSON
Robert D. Monson
President

DATATEL, INC.

DDD ENERGY, INC.

N360X, L.L.C.

SEITEL CANADA HOLDINGS, INC.

SEITEL DATA CORP.

SEITEL DELAWARE, INC.

SEITEL IP HOLDINGS, LLC

SEITEL MANAGEMENT, INC.

SEITEL OFFSHORE CORP.

SEITEL SOLUTIONS, INC.

SEITEL SOLUTIONS, LLC

SEITEL SOLUTIONS HOLDINGS, LLC

SEITEL SOLUTIONS, LTD.

SI HOLDINGS, G.P.

By:	/s/ KEVIN P. CALLAGHAN
Kevin P. Callaghan
President

SEITEL DATA, LTD.

By:	/s/ KEVIN P. CALLAGHAN
Kevin P. Callaghan
Executive Vice President

SEITEL DATA PROCESSING, INC.

By:	/s/ KEVIN P. CALLAGHAN
Kevin P. Callaghan
Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the date indicated.

SEITEL, INC.

Name	Title	Date

/s/ ROBERT D. MONSON Robert D. Monson	President, Chief Executive Officer and Director (Principal Executive Officer)	July 8, 2013

* Kevin P. Callaghan	Chief Operating Officer, Executive Vice President and Director	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Chief Financial Officer, Executive Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

* Allison A. Bennington	Director	July 8, 2013

* Ryan M. Birtwell	Director	July 8, 2013

* Dalton J. Boutte	Director	July 8, 2013

* Kyle N. Cruz	Director	July 8, 2013

* Jay H. Golding	Director	July 8, 2013

* John E. Jackson	Director	July 8, 2013

* Daniel R. Osnoss	Director	July 8, 2013

* Gregory P. Spivey	Chairman of the Board of Directors	July 8, 2013

DATATEL, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

DDD ENERGY, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

N360X, L.L.C.

Name	Title	Date

* Kevin P. Callaghan	President and Manager (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

SEITEL CANADA HOLDINGS, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL DATA, LTD.

Name	Title	Date

* Randall A. Sides	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

* Kevin P. Callaghan	Executive Vice President	July 8, 2013

SEITEL DATA CORP.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL DATA PROCESSING, INC.

Name	Title	Date

* Richard C. Kelvin	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

* Kevin P. Callaghan	Executive Vice President and Director	July 8, 2013

SEITEL DELAWARE, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL IP HOLDINGS, LLC

Name	Title	Date

* Kevin P. Callaghan	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

SEITEL MANAGEMENT, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL OFFSHORE CORP.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL SOLUTIONS, INC.

Name	Title	Date

* Kevin P. Callaghan	President and Director (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary, Treasurer and Director (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President and Director	July 8, 2013

SEITEL SOLUTIONS, LLC

Name	Title	Date

* Kevin P. Callaghan	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

SEITEL SOLUTIONS HOLDINGS, LLC

Name	Title	Date

* Kevin P. Callaghan	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

SEITEL SOLUTIONS, LTD.

Name	Title	Date

* Kevin P. Callaghan	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

SI HOLDINGS, G.P.

Name	Title	Date

* Kevin P. Callaghan	President (Principal Executive Officer)	July 8, 2013

/s/ MARCIA H. KENDRICK Marcia H. Kendrick	Vice President, Secretary and Treasurer (Principal Financial Officer)	July 8, 2013

/s/ ROBERT D. MONSON Robert D. Monson	Executive Vice President	July 8, 2013

*By:	/s/ MARCIA H. KENDRICK
Name: Marcia H. Kendrick
Title: Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Document

3.1	Certificate of Incorporation of Seitel, Inc. (incorporated by reference from Exhibit 3.1 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

3.2	Bylaws of Seitel, Inc. (incorporated by reference from Exhibit 3.2 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

3.3#	Certificate of Incorporation of Datatel, Inc., as amended.

3.4#	Bylaws of Datatel, Inc., as amended.

3.5#	Certificate of Incorporation of DDD Energy, Inc., as amended.

3.6#	Bylaws of DDD Energy, Inc., as amended.

3.7#	Articles of Organization of N360X, L.L.C., as amended.

3.8#	Regulations of N360X, L.L.C., as amended.

3.9#	Certificate of Incorporation of Seitel Canada Holdings, Inc., as amended.

3.10#	Bylaws of Seitel Canada Holdings, Inc., as amended.

3.11#	Certificate of Incorporation of Seitel Data Corp., as amended.

3.12#	Bylaws of Seitel Data Corp., as amended.

3.13#	Certificate of Limited Partnership of Seitel Data, Ltd., as amended.

3.14#	Agreement of Limited Partnership of Seitel Data, Ltd., as amended.

3.15#	Certificate of Incorporation of Matrix Geophysical, Inc., as amended.

3.15(a)#	Certificate of Amendment of Certificate of Incorporation of Matrix Geophysical, Inc.

3.16#	Bylaws of Matrix Geophysical, Inc., as amended.

3.17#	Certificate of Incorporation of Seitel Delaware, Inc., as amended.

3.18#	Bylaws of Seitel Delaware, Inc., as amended.

3.19#	Certificate of Formation of Seitel IP Holdings, LLC, as amended.

3.20#	Limited Liability Company Agreement of Seitel IP Holdings, LLC, as amended.

3.21#	Certificate of Incorporation of Seitel Management, Inc., as amended.

3.22#	Bylaws of Seitel Management, Inc., as amended.

3.23#	Certificate of Incorporation of Seitel Offshore Corp., as amended.

3.24#	Bylaws of Seitel Offshore Corp., as amended.

3.25#	Certificate of Incorporation of Seitel Solutions, Inc., as amended.

3.26#	Bylaws of Seitel Solutions, Inc., as amended.

3.27#	Certificate of Formation of Seitel Solutions, LLC, as amended.

3.28#	Limited Liability Company Agreement of Seitel Solutions, LLC, as amended.

3.29#	Certificate of Formation of Seitel Solutions Holdings, LLC, as amended.

3.30#	Limited Liability Company Agreement of Seitel Solutions Holdings, LLC, as amended.

3.31#	Certificate of Limited Partnership of Seitel Solutions, Ltd., as amended.

Exhibit Number	Document

3.32#	Agreement of Limited Partnership of Seitel Solutions, Ltd., as amended.

3.33#	Statement of Partnership Existence of SI Holdings, G.P., as amended.

3.34#	General Partnership Agreement of SI Holdings, G.P., as amended.

4.1	Indenture dated as of March 20, 2013, by and among Seitel, Inc., the Guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference from Exhibit 4.1 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

4.2	Form of 9 1/2% Senior Note due 2019 (included in Exhibit 4.1) (incorporated by reference from Exhibit 4.2 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

4.3	Registration Rights Agreement, dated as of March 20, 2013, by and among Seitel, Inc., the Guarantors party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Initial Purchasers (incorporated by reference from Exhibit 4.3 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

5.1	Opinion of Latham & Watkins LLP as to the validity of the 9 1/2% Senior Notes due 2019.

10.1	Purchase Agreement, dated as of March 15, 2013, by and among Seitel, the Guarantors party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as Initial Purchasers (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

10.2	Credit Agreement, dated May 25, 2011, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on June 1, 2011).

10.3	Amendment No. 1 to Credit Agreement, dated November 28, 2011, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders and agents (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on November 30, 2011).

10.4	Amendment No. 2 to Credit Agreement, dated March 1, 2013, by and among Seitel, Inc. and Olympic Seismic Ltd., as borrowers, and Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance Corporation Canada, as lenders and agents (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. Current Report on Form 8-K, as filed with the SEC on March 21, 2013).

10.5	Amended and Restated Advisory Agreement, dated May 23, 2011, by and among Seitel, Inc., Seitel Holdings, Inc., ValueAct Capital Management L.P., and Centerbridge Advisors II, L.L.C. (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

10.6	Amended and Restated Securities Holders Agreement, dated May 23, 2011, by and among Seitel Holdings, Inc., ValueAct Capital Master Fund, L.P., Centerbridge Capital Partners II, L.P., Centerbridge Capital Partners SBS Il, L.P. and each of the Management Investors named therein (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

10.7	Amended and Restated Registration Rights Agreement, dated May 23, 2011 by and among Seitel Holdings, Inc., ValueAct Capital Master Fund, L.P., Centerbridge Capital Partners II, L.P., Centerbridge Capital Partners SBS II, L.P. and each of the Management Investors named therein (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 25, 2011).

Exhibit Number	Document

10.8	Joinder to Securities Holders Agreement and Registration Rights Agreement of Philip B. Livingston, dated February 16, 2007 (incorporated by reference from Exhibit 10.9 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.9	Joinder to Securities Holders Agreement and Registration Rights Agreement of Jay H. Golding, dated May 24, 2007 (incorporated by reference from Exhibit 10.10 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.10	Joinder to Securities Holders Agreement and Registration Rights Agreement of John E. Jackson, dated August 1, 2007 (incorporated by reference from Exhibit 10.12 to the annual report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 31, 2008).

10.11†	Seitel Holdings, Inc. 2007 Non-Qualified Stock Option Plan, effective February 14, 2007, as amended as of June 30, 2008 (incorporated by reference from Exhibit 10.3 to the quarterly report on Form 10-Q for the quarter ended June 30, 2008, as filed with the SEC on August 13, 2008).

10.12†	Amendment to the 2007 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., dated May 23, 2011 (incorporated by reference from Exhibit 10.7 to the quarterly report on Form 10-Q for the quarter ended June 30, 2011, as filed with the SEC on August 12, 2011).

10.13†	Form of Stock Option Agreement (incorporated by reference from Exhibit 10.12 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.14†	Form of Stock Option Agreement (incorporated by reference from Exhibit 10.1 to the quarterly report on Form 10-Q for the quarter ended June 30, 2010, as filed with the SEC on August 9, 2010).

10.15†	Seitel Holdings, Inc. Amended and Restated 2008 Restricted Stock and Restricted Stock Unit Plan, dated July 24, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on July 25, 2012).

10.16†	Form of Seitel Holdings, Inc. Restricted Stock Unit Award Agreement (incorporated by reference from Exhibit 10.2 to the quarterly report on Form 10-Q for the quarter ended June 30, 2008, as filed with the SEC on August 13, 2008).

10.17†	Seitel Holdings, Inc. 2012 Non-Qualified Stock Option Plan, dated May 1, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.18†	Amendment to the 2012 Non-Qualified Stock Option Plan of Seitel Holdings, Inc., dated May 30, 2012 (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. quarterly report on Form 10-Q, for the quarter ended June 30, 2012, as filed with the SEC on August 13, 2012).

10.19†	Form of Seitel Holdings, Inc. Stock Option Agreement for the 2012 Plan for Management Employees (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.20†	Form of Seitel Holdings, Inc. Stock Option Agreement for the 2012 Plan for Employees (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on May 7, 2012).

10.21†	Summary of 2011 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.19 to the annual report on Form 10-K for the year ended December 31, 2010, as filed with the SEC on March 16, 2011).

10.22†	Employment Agreement by and between Seitel, Inc. and Robert D. Monson, dated January 30, 2007 (incorporated by reference from Exhibit 10.13 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

Exhibit Number	Document

10.23†	Employment Agreement by and between Seitel, Inc. and Kevin P. Callaghan, dated January 30, 2007 (incorporated by reference from Exhibit 10.15 to the Registration Statement on Form S-4, No. 333-144844, as filed with the SEC on July 25, 2007).

10.24†	Form of Amendment to Employment Agreement (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on June 8, 2009).

10.25†	Form of Second Amendment to Employment Agreement (incorporated by reference from Exhibit 10.1 to the current report on Form 8-K, as filed with the SEC on January 27, 2010).

10.26†	Third Amendment to Employment Agreement between Kevin P. Callaghan and Seitel, Inc., dated July 27, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current reports on Form 8-K/A, as filed with the SEC on August 6, 2012, and Form 8-K, as filed with the SEC on July 31, 2012).

10.27†	Employment Agreement by and between Seitel, Inc. and JoAnn Lippman, dated February 1, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 7, 2012).

10.28†	Employment Agreement by and between Seitel, Inc. and Marcia Kendrick, dated February 15, 2012 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.29†	Employment Agreement by and between Seitel, Inc. and Randall Sides, dated February 15, 2012 (incorporated by reference from Exhibit 10.2 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.30†	Employment Agreement by and between Seitel, Inc. and David Richard, dated February 15, 2012 (incorporated by reference from Exhibit 10.3 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on February 17, 2012).

10.31†	Employment Agreement between Stephen Graham Hallows and Seitel, Inc. dated April 1, 2013 (incorporated by reference from Exhibit 10.1 to the Seitel, Inc. current report on Form 8-K, as filed with the SEC on April 4, 2013).

12.1#	Statement of Earnings to Fixed Charges.

13.1	Seitel Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the SEC on May 10, 2013 (incorporated by reference).

21.1	Subsidiaries of Seitel, Inc. (incorporated by reference from Exhibit 21.1 to the Seitel Inc. Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 22, 2013).

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of BKD, LLP.

24.1#	Powers of Attorney (see signature pages to the initial filing of the Registration Statement, dated June 19, 2013).

25.1#	Statement on Form T-1 as to eligibility of Trustee.

99.1#	Form of Letter of Transmittal.

99.2#	Form of Notice of Guaranteed Delivery.

101.INS**	XBRL Instance Document.

101.SCH**	XBRL Taxonomy Extension Schema Document.

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document.

Exhibit Number	Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document.

†	Management contract, compensation plan or arrangement
**	Furnished, not filed
#	Previously filed